                                                                 Exhibit 10.4


                            STOCK PURCHASE AGREEMENT
                            ------------------------



          THIS STOCK PURCHASE AGREEMENT, dated as of June 28, 1995 (this "Agreement"), is made by and among Wesley-Jessen Holding, Inc., a Delaware
 ---------
corporation (the "Company") and the Persons set forth on the "Schedule of
                  -------                                     -----------
Purchasers" attached hereto (hereinafter referred to collectively as the
----------
"Purchasers" and individually as a "Purchaser").  The Purchasers will purchase,
-----------                         ---------
severally and not jointly, the number of shares of stock listed on the Schedule of Purchasers attached hereto. Except as otherwise indicated, capitalized terms used herein are defined in Section 6 hereof.


          Pursuant to a Purchase and Sale Agreement, dated as of May 5, 1995 ("Acquisition Agreement"), between WJ Acquisition Corp. ("Buyer") and Schering
-----------------------                                   -----
Corporation, Buyer will purchase the Assets (as such term is defined in the Acquisiton Agreement) (the "Acquisition").
                            -----------


          The purchase and sale of stock contemplated by this Agreement will be consummated contemporaneously with the consummation of the Acquisition pursuant to the terms of the Acquisition Agreement.


          The parties hereto agree as follows:


          Section 1.  Authorization of Issuance and Sale of Stock.
                      -------------------------------------------


          1A. The Company will authorize the issuance and sale to the Purchasers of an aggregate of:


          (i) 415,000 shares of the Company's Class L Common Stock, par value $.01 per share (the "Class L Common"), for a purchase price of $17.40723
                          --------------
     per share; and

          (ii) 3,735,000 shares of the Company's Common Stock, par value $.01 per share (the "Common"), for a purchase price of $0.08059 per share.
                     ------

     The Class L Common and the Common are hereinafter sometimes referred to collectively as the "Common Stock."
                     ------------

     Section 2.  Purchase and Sale of Common Stock.
                 ---------------------------------

     2A.  Purchase and Sale.  The Company will sell to each Purchaser, and,
          -----------------
subject to the terms and conditions set forth herein, each Purchaser will purchase from the Company, the shares of Common Stock set forth beside such Purchaser's name on the Schedule of Purchasers, at the purchase prices per share set forth in Section 1 above. The sale to and purchase by each Purchaser of the Common Stock to be purchased by such Purchaser hereunder will constitute a separate sale and purchase.

     2B.  The Closing.  The closing of the separate sales and purchases of the
          -----------
Common Stock (the "Closing") will take place at a place mutually agreeable to
                   -------
the Purchasers and the Company. At the Closing the Company will deliver to each Purchaser a certificate or certificates evidencing the number of shares of each class of Common Stock to be purchased by such Purchaser, registered in such name as such Purchaser shall designate, against payment of the purchase price therefor by wire transfer of immediately available funds to a bank account designated by the Company.

     Section 3.  Restrictions on Transfers.
                 -------------------------

     3A.  Restrictions.  Restricted Securities are only transferable pursuant to
          ------------
(i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rules then in force) if such rules are available, and (iii) subject to the conditions specified in Section 3B below, any other legally available means of transfer pursuant to the Securities Act.

     3B.  Procedure for Transfer.  In connection with the transfer of any
          ----------------------
Restricted Securities (other than a transfer referred to in clauses (i) or (ii) of Section 3A above), the holder thereof will deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securi-ties may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of such Restricted Securities delivers to the Company an opinion of such counsel that no subsequent transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act Legend set forth in Section 5A below. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof will not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section and Section 5A.

     3C.  Transferees.  Upon request of any Purchaser, the Company shall
          -----------
promptly supply to such Purchaser or its prospective transferees all information required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities and Exchange Commission.

     Section 4.  Representations and Warranties of the Company.  The Company
                 ---------------------------------------------
hereby represents and warrants to the Purchasers that as of the Closing:

     4A.  Organization, etc.  The Company is a corporation duly organized,
          -----------------
validly existing and in good standing under the laws of the State of Delaware. The Company has corporate power and authority to carry on its business as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

     4B.  Capital Stock and Related Matters.
          ---------------------------------

     (i) As of the Closing, (a) the authorized capital stock of the Company will consist of 600,000 shares of Class L Common and 5,400,000 shares of Common and (b) the Company will have issued, and there will be outstanding, 415,000 shares of Class L Common and 3,735,000 shares of Common.

     (ii) As of the Closing, the Company will not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock, nor will it have outstanding any rights or options to subscribe for or to purchase any capital stock or any stock or securities convertible into or exchangeable for any capital stock, other than those options granted to management of the Company or its subsidiaries to purchase not more than 700,000 shares of Common.

         (iii) As of the Closing, (A) the outstanding Common Stock of the Company will be held exclusively by the Purchasers in the amounts set forth on the Schedule of Purchasers and, (B) the only commitment of the Company to issue shares of its capital stock, or any rights or options to subscribe for or purchase any capital stock, will be for the issuance of stock and/or options for up to 15,000 shares of Class L Common and 835,000 shares of Common to management employees of the Company or its subsidiaries. As of the Closing, all of the outstanding shares of the Company's capital stock will have been duly authorized, and upon payment therefor will be validly issued, fully paid and nonassessable.

         (iv) The Company has delivered to the Purchasers true and complete copies of its certificate of incorporation and bylaws as in effect on the date hereof.

         4C.   Authorization; No Breach.  The execution, delivery and
               ------------------------
performance of this Agreement and all other agreements and transactions contemplated hereby and thereby have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the availability of equitable remedies and to the laws of bankruptcy and other similar laws affecting creditors' rights generally. The execution and delivery by the Company of this Agreement and all other agreements and instruments contemplated hereby to be executed by the Company, the filing of the Company's amended certificate of incorporation with the Secretary of State of Delaware, and the offering, sale and issuance of the Common Stock hereunder, do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body (other than in connection with certain state and federal securities laws) pursuant to, the amended certificate of incorporation or the bylaws, or any law, statute, rule, regulation, instrument, order, judgment or decree to which the Company is subject or any agreement or instrument to which the Company is a party.

         4D.   Conduct of Business; Liabilities.  The Company has not conducted
               --------------------------------
any business, incurred any expenses, obligations or liabilities (whether accrued, absolute, contingent, unliquidated or otherwise, whether or not known to the Company and whether due or to become due), entered into any contracts or agreements, except in connection with the consummation of the transactions contemplated by this Agreement, the Acquisition Agreement and the financing documents relating thereto, or violated any laws or governmental rules or regulations.

     4E.  No Registration.  Assuming the truth and accuracy of the
          ---------------
representations set forth in Section 5 hereof, the offers and sales of the Common Stock pursuant to the terms hereof are not required to be registered under the Securities Act or any state securities laws.

     Section 5.  Purchasers' Representations and Warranties.
                 -------------------------------------------

     5A.  Purchaser's Investment Representations.  Each Purchaser hereby
          --------------------------------------
represents that it is acquiring the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for investment purposes and that it has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws; provided that nothing contained herein will prevent any Purchaser and the subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Section 3 hereof. Each certificate for Restricted Securities will be imprinted with a legend in substantially the following form (the "Securities Act Legend"):
----------------------

   "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JUNE 28, 1995 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE TRANSFER OF SUCH SECURITIES IS SUBJECT TO THE
                    ---
   CONDITIONS SPECIFIED IN THE STOCK PURCHASE AGREE-MENT, DATED AS OF JUNE 28, 1995 BETWEEN THE ISSUER (THE "COMPANY") AND CERTAIN INVESTORS, AND THE
                                 -------
   COMPANY RESERVES THE RIGHT TO REFUSE TO TRANSFER SUCH SECURITIES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. UPON WRITTEN REQUEST, A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE."

Whenever any of the Restricted Securities cease to be Restricted Securities and are not otherwise restricted securities, the holder thereof will be entitled to receive from the Company, without expense, upon surrender to the Company of the certificate repre senting such Securities, a new certificate representing such Securities of like tenor but not bearing a legend of the character set forth above.

          5B.     Other Representations and Warranties of the Purchasers.  Each
                  ------------------------------------------------------
Purchaser hereby severally represents and warrants to the Company that:

          (i) such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Common Stock purchased hereunder and has had full access to such other information concerning the Company (including access to the Acquisition Agreement and the financing documents relating thereto) as such Purchaser may have requested and that in making its decision to invest in the Common Stock being purchased hereunder such Purchaser is not in any way relying on the fact that any other person has decided to be a Purchaser hereunder or to invest in the Common Stock;

          (ii) such Purchaser (a) is an "accredited investor" as defined in Rule 501(a) under the Securities Act or (b) by reason of its business and financial experience, and the business and financial experience of those retained by it to advise it with respect to its investment in the Common Stock being purchased hereunder, it, together with such advisors, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of its prospective investment in such Common Stock, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment; and

          (iii) (a) such Purchaser has the requisite power and authority to purchase the Common Stock to be purchased by it hereunder and has authorized the purchase of such Common Stock and (b) if the Purchaser is not an individual, the purchase of the Common Stock being purchased by it hereunder does not violate its charter, by-laws or other organizational documents.

          Section 6.  Definitions.
                      -----------

          "Person" means an individual, a partnership, a joint venture, a
           ------
corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Restricted Securities" means the Common Stock issued hereunder and
           ---------------------
any securities issued with respect to such Common Stock by way of any stock dividend or stock split, or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities will cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them,
(b) become eligible for sale pursuant to Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rules then in force) or (c) been otherwise transferred and new securities for them not bearing the Securities Act Legend set forth in Section 5A have been delivered by the Company in accordance with Section 3B. Whenever any particular securities cease to be Restricted Securities, the holder thereof will be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act Legend of the character set forth in Section 5A.

          "Rule 144" means Rule 144 promulgated by the Securities and Exchange
           --------
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Rule 144A" means Rule 144A promulgated by the Securities and Exchange
           ---------
Commission under the Securities Act as such rule may be amended from time to time, or any similar rule then in force.

          "Securities Act" means the Securities Act of 1933, as amended, or
           --------------
any similar federal law then in force.

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body
           ----------------------------------
or agency succeeding to the functions thereof.

          Section 7.  Miscellaneous.
                      -------------

          7A.     Remedies.  The holders of Common Stock acquired hereunder
                  --------
(directly or indirectly) will have all of the rights and remedies set forth in this Agreement and the amended certificate of incorporation, and all of the rights and remedies which such holders have been granted at any time under any other agreement or contract, and all of the rights and remedies which such holders have under any law. Any Person having any rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

          7B.     Amendments and Waivers.  Except as otherwise provided herein,
                  ----------------------
no modification, amendment or waiver of any provision hereof shall be effective against the Company or the Purchasers unless such modification, amendment or waiver is approved in writing by the Company and the holders of a majority of the Common Stock purchased hereunder. The failure of any party to enforce any provision of this Agreement or under any agreement contemplated hereby or under the amended certificate of incorporation or the bylaws shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement, any agreement referred to herein, the certificate of incorporation, or the bylaws in accordance with their terms.

          7C.    Survival of Representations and Warranties.  All
                 ------------------------------------------
representations and warranties contained herein or made in writing by any party in connection herewith will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or any Purchaser or on its behalf.

          7D.    Successors and Assigns.
                 ----------------------

          (i) Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for any Purchaser's benefit as the purchaser or holder of Common Stock, as the case may be, are also for the benefit of and enforceable by any subsequent holder of such Purchaser's Common Stock.

          (ii) If a sale, transfer, assignment or other disposition of any Common Stock is made in accordance with the provisions of this Agreement to any Person and such common stock remains Restricted Securities immediately after such disposition, such Person shall, at or prior to the time such common stock is acquired, execute a counterpart of this Agreement with such modifications thereto as may be necessary to reflect such acquisition, and such other documents as are necessary to confirm such Person's agreement to become a party to, and to be bound by, all covenants, terms and conditions of this Agreement as theretofore amended.

          7E.     Severability.  Whenever possible, each provision of this
                  ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law or rule in any jurisdiction, such provision will be ineffective only to the extent of such invalid ity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

          7F.     Counterparts.  This Agreement may be executed simultaneously
                  ------------
in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          7G.     Descriptive Headings.  The descriptive headings of this
                  --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          7H.     Governing Law.  All issues concerning the enforceability,
                  -------------
validity and binding effect of this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

          7I.     Notices.  All notices, demands or other communications to be
                  -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Notices, demands and communications will be sent to each Purchaser at such Purchaser's address as indicated in the Company's books and records of the Company's transfer agent and registrar and to the Company at the addresses indicated below:

             Notices to Wesley-Jessen Holding, Inc.:
             --------------------------------------

             Wesley-Jessen Holding, Inc.
             c/o Bain Capital, Inc.
             Two Copley Place
             Boston, MA  02116
             Attention: Stephen G. Pagliuca
                        Adam W. Kirsch


             With a copy to:
             --------------

             Kirkland & Ellis
             200 E. Randolph Drive
             Chicago, Illinois  60601
             Attention: Karl E. Lutz, P.C.
                        Jeffrey C. Hammes



or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.



                             *    *    *    *    *

          IN WITNESS WHEREOF, the parties hereto have executed this Stock Purchase Agreement on the day and year first above written.



                                  WESLEY-JESSEN HOLDING, INC.



                                  By:  Thomas F. Steiner
                                     -----------------------------------


                                  Its: Vice President
                                      ----------------------------------


                                  BAIN CAPITAL FUND IV, L.P.



                                  By:  Bain Capital Partners IV, L.P.
                                  Its: General Partner


                                  By:  Bain Capital Investors, Inc.
                                  Its: General Partner


                                  By:  Adam W. Kirsch
                                     -----------------------------------
                                       A Managing Director



                                  BAIN CAPITAL FUND IV-B, L.P.


                                  By:  Bain Capital Partners IV, L.P.
                                  Its: General Partner


                                  By:  Bain Capital Investors, Inc.
                                  Its: General Partner


                                  By:  Adam W. Kirsch
                                     -----------------------------------
                                       A Managing Director



                                  BCIP ASSOCIATES


                                  By:  Adam W. Kirsch
                                     -----------------------------------
                                       A General Partner


                                  BCIP TRUST ASSOCIATES, L.P.


                                  By:  Adam W. Kirsch
                                     -----------------------------------
                                       A General Partner

                                  RANDOLPH STREET PARTNERS


                                  By:  Jeffrey C. Hammes
                                     -----------------------------------
                                       A General Partner


                                  /s/ Robert A. Sandler
                                  --------------------------------------
                                  Robert Sandler

                             Schedule of Purchasers
                             ----------------------

                                        Shares
                                        ------
                                          of                           Shares
                                          --                           ------
                                        Class L         Purchase         of          Purchase        Total
                                        -------         --------         --          --------        -----
           Name                         Common           Price         Common         Price        Investment
           ----                         ------           -----         ------         -----        ----------
Bain Capital Fund IV, L.P.             165,219        $17.40723      1,486,974      $0.08059      2,995,843.63
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA  02116

Bain Capital Fund IV-B, L.P.           189,078        $17.40723      1,701,699      $0.08059      3,428,456.37
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA  02116

BCIP Associates                         46,256        $17.40723        216,498      $0.08059        822,627.28
c/o Bain Capital, Inc.
Two Copley Place
Boston, MA  02116

BCIP Trust Associates, L.P.             10,311        $17.40723        292,603      $0.08059        203,072.72
c/o Bain Capital Investors, Inc.
Two Copley Place
Boston, MA  02116

Randolph Street Partners                 2,757        $17.40723         24,817      $0.08059         50,000.00
200 E. Randolph Drive
Suite 5600
Chicago, IL 60601
Attn: Karl E. Lutz

Robert Sandler                           1,379        $17.40723         12,409      $0.08059         25,000.00

     Total                             415,000        $17.40723      3,735,000      $0.08059     $   7,525,000
                                       =======        =========      =========      ========     =============